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EXHIBIT 10

                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                          UC TELEVISION NETWORK CORP.

  UC Television Network Corp., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), pursuant to the provisions of the General Corporation Law of the State of Delaware, does hereby certify as follows:

                                       1.
  The Certification of Incorporation is hereby amended by deleting in its entirety the first paragraph of Article Four of the Certificate of Incorporation in its present from and substituting in lieu thereof a new first paragraph of Article Four in the following form:

       "FOURTH: The total number of shares of capital stock which the Corporation shall have authority to issues is One Hundred Two Million (102,000,000) shares, of which, One Hundred Million (100,000,000) shares shall be Common Stock, par value $0.001, and Two Million (2,000,000) shares will be Preferred Stock, par value $0.001 per share."

  The amendment to the Certificate of Incorporation set forth in this Certificate of Amendment has been duty adopted in accordance with the applicable provisions of Section 242 of the General; Corporation Law of the State of Delaware, (a) in lieu of a meeting and vote of directors, all of the directors having duly consented in writing to the adoption of such amendment, and (b) in lieu of a meeting and vote of the shareholders, the holders of a majority of the common stock of the Corporation who would have been entitled to vote upon such amendment if a meeting of shareholders were called and held having duty consented in writing to the adoption of such amendment.

  IN WITNESS WHEREOF, the undersigned, fully authorized officer of the Corporation, has executed this Certificate of Amendment and does hereby declare and certify, under the penalties of perjury, that this is his act and deed and the facts herein are true, as of this 15th day of May, 1997.

                                       UC TELEVISION NETWORK CORP.

                                       By:
                                           ------------------------------------

                                            Name:
                                                  -----------------------------
                                            Title:
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